Exhibit 99.1

Ambac Completes Exchange Offer for Auction Market Preferred Shares
84.4% of Ambac Assurance’s Auction Market Preferred Shares Exchanged at a 45% Discount to Liquidation Preference
NEW YORK, NY, August 3, 2018 (GLOBE NEWSWIRE) -- Ambac Financial Group, Inc. (Nasdaq: AMBC) (“AFG”), a holding company whose subsidiaries, including Ambac Assurance Corporation (“AAC” and together with AFG, “Ambac”), provide financial guarantees, successfully completed Ambac’s previously-announced offer to exchange (the “Exchange Offer”) AAC’s outstanding Auction Market Preferred Shares (“AMPS”) for AAC’s 5.1% senior surplus notes due 2020 (the “Senior Surplus Notes”) and, from AFG, cash and warrants to purchase AFG common stock.
The Exchange Offer expired on August 1, 2018, at 5:00 p.m., New York City time, with an aggregate of 84.4% of AMPS having been tendered.
Claude LeBlanc, President and Chief Executive Officer of Ambac, commented: “The closing of the Exchange Offer furthers our commitment to de-leveraging and simplifying our capital structure. The execution of this transaction has allowed us to capture a significant discount, will improve the quality of book value and further enhance shareholder value.”
In exchange for each $25,000 of liquidation preference (i.e., per share):

•
AMPS holders who tendered received from AAC Senior Surplus Notes with a total outstanding amount (including accrued and unpaid interest thereon through June 22, 2018) equal to $13,875 (the “Repurchase”). As of August 2, 2018, the total outstanding amount of these Senior Surplus Notes (including accrued interest from June 23, 2018 through August 2, 2018) was $13,953.

•
AMPS holders who tendered before July 17, 2018, representing 22,096 of the outstanding AMPS, received from AFG $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of AFG common stock at an exercise price of $16.67 per share (the “AFG Purchase” and, together with the Repurchase, the “Purchases”).

As a result of the completion of the Purchases, Ambac:

1.	Repurchased 22,296 AMPS with an aggregate liquidation preference of $557,400,000, including $34,650,000 in aggregate liquidation preference in the AFG Purchase; and

2.
Captured a nominal discount of approximately $227,000,000 (a discount of approximately $252,000,000 on a fair market value basis) on $557,400,000 of the total outstanding liquidation preference of AMPS, significantly de-leveraging Ambac’s capital structure and providing for enhanced financial and strategic flexibility going forward, in addition to other material benefits. The fair market value basis was determined based on the fair value of warrants ($9.72 per warrant) and Senior Surplus Notes (92.0% of principal and interest) on August 1, 2018.

3.	Issued, in aggregate, $212,739,997 in current principal amount of surplus notes with accrued interest thereon of $96,616,951, issued 824,307 warrants and paid $11,048,000 in cash.

About Ambac
Ambac Financial Group, Inc. (“Ambac” or “AFG”), headquartered in New York City, is a holding company whose subsidiaries, including its principal operating subsidiaries, Ambac Assurance Corporation (“Ambac Assurance or AAC”), Everspan Financial Guarantee Corp. and Ambac Assurance UK Limited (“Ambac UK”), provide financial guarantees of obligations in both the public and private sectors globally. AAC is a guarantor of public finance and structured finance obligations. Ambac’s common stock trades on the NASDAQ Global Select Market under the symbol “AMBC”. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates to the status of certain residential mortgage backed securities litigations. For more information, please go to www.ambac.com.

Contact:
Lisa A. Kampf
Managing Director, Investor Relations
(212) 208-3177
lkampf@ambac.com
Important Information and Forward Looking Statements
This press release is not an offer to exchange or a solicitation or acceptance of an offer to exchange any securities, which may be made only pursuant to the terms and conditions of an offering memorandum, nor is this press release an offer to buy or a solicitation or acceptance of an offer to buy any securities. In addition, this press release is not a solicitation of any proxies from holders of AMPS. The Exchange Offer and Proxy Solicitation are being made and are subject to the terms and conditions set forth in the Offering Memorandum and related Letter of Transmittal and Proxy.
The Exchange Offer and the offer of the Senior Surplus Notes and warrants have not been registered under the Securities Act or any other applicable securities laws and, unless so registered, such Senior Surplus Notes and warrants may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. The Exchange Offer is being made to, the Proxies are being solicited from and Senior Surplus Notes and warrants are being offered to only (a) in the United States, holders of AMPS who are QIBs or Institutional Accredited Investors and (b) outside the United States, holders of AMPS who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act. The Senior Surplus Notes have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letter of Transmittal and Proxy.

None of the AAC, AFG, their respective boards of directors, the dealer manager, the information and exchange agent, the fiscal agent for the Senior Surplus Notes or the warrant agent for the warrants is making any recommendation as to whether holders should tender AMPS in response to the Exchange Offer or provide their Proxy in the Proxy Solicitation. Holders must make their own decisions as to whether to tender AMPS or provide their Proxy.
In this press release, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac’s actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of Ambac’s common stock and volatility in the price of Ambac’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation ("Ambac Assurance") or from transactions or opportunities apart from Ambac Assurance; (3) adverse effects on Ambac’s share price resulting from future offerings of debt or equity securities that rank senior to Ambac’s common stock; (4) potential of rehabilitation proceedings against Ambac Assurance; (5) dilution of current shareholder value or adverse effects on Ambac’s share price resulting from the issuance of additional shares of common stock; (6) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (7) decisions made by Ambac Assurance's primary insurance regulator for the benefit of policyholders that may result in material adverse consequences for holders of the Company’s securities or holders of securities issued or insured by Ambac Assurance; (8) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers; (9) failure to recover claims paid on Puerto Rico exposures or incurrence of losses in amounts higher than expected; (10) the Company’s inability to realize the expected recoveries included in its financial statements; (11) changes in Ambac Assurance’s estimated representation and warranty recoveries or loss reserves over time; (12) insufficiency or unavailability of collateral to pay secured obligations; (13) credit risk throughout the Company’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations and exposures to reinsurers; (14) credit risks related to large single risks, risk concentrations and correlated risks; (15) concentration and essentiality risk in connection with Military Housing insured debt; (16) the risk that the Company’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (17) risks associated with adverse selection as the Company’s insured portfolio runs off; (18) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (19) intercompany disputes or disputes with Ambac Assurance's primary insurance regulator; (20) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (21) the Company’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (22) the Company may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (23) the Company may not be able to generate the significant amount of cash needed to service its debt and financial obligations, and may not be able to refinance its indebtedness; (24)restrictive covenants in agreements and instruments may impair the Company’s ability to pursue or achieve its business strategies; (25) loss of control rights in transactions for which we provide insurance due to a finding that Ambac Assurance has defaulted, whether due to the Segregated Account rehabilitation proceedings or otherwise; (26) the Company’s results of operation may be adversely affected by events or circumstances that result in the accelerated amortization of the Company’s insurance intangible asset; (27) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, or from the characterization of the Company’s surplus notes or other obligations as equity; (28) risks attendant to the change in composition of securities in the Company’s investment portfolio; (29) changes in tax law; (30) changes in prevailing interest rates; (31) changes on inter-bank lending rate reporting practices or the method pursuant to which LIBOR rates are determined; (32) factors that may influence the amount of installment premiums paid to the Company, including the Segregated Account rehabilitation proceedings; (33) default by one or more of Ambac Assurance's portfolio investments, insured issuers or counterparties; (34) market risks impacting assets in the Company’s investment portfolio or the value of our assets posted as collateral in respect of interest rate swap transactions; (35) risks relating to determinations of amounts of impairments taken on investments; (36) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on the Company’s business, operations, financial position, profitability or cash flows; (37) actions of stakeholders whose interests are not aligned with broader interests of the Company's stockholders; (38) the Company’s inability to realize value from Ambac UK or other subsidiaries of Ambac Assurance; (39) system security risks; (40) market spreads and pricing on interest rate derivative insured or issued by the Company; (41) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (42) changes in accounting principles or practices that may impact the Company’s reported financial results; (43) legislative and regulatory developments, including intervention by regulatory authorities; (44) the economic impact of “Brexit” may have an adverse effect on the Company’s insured international portfolio and the value of its foreign investments, both of which primarily reside with its subsidiary Ambac UK; (45) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (46) the Company’s financial position that may prompt departures of key employees and may impact the Company’s ability to attract qualified executives and employees; (47) implementation of new tax legislation signed into law on December 22, 2017 (commonly known as the “Tax Cuts and Jobs Act”) may have unexpected consequences for the Company and the value of its securities, particularly its common shares; (48) implementation of the Tax Cuts and Jobs Act may negatively impact the economic recovery of Puerto Rico, which could result in higher loss severities or an extended moratorium on debt service owed on Ambac Assurance-insured bonds of Puerto Rico and its instrumentalities; (49) implementation of the Tax Cuts and Jobs Act could have a negative impact on municipal issuers of Ambac-insured bonds; and (50) other risks and uncertainties that have not been identified at this time.
Source: Ambac Financial Group
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